UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------
                                   FORM 8-K/A
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                               Amendment No. 1 to

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (date of earliest event reported): January 18, 2005

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

        1-10518                                         22-2553159
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(Commission File Number)                   (I.R.S. Employer Identification No.)

             Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663
             ------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)

                                 (201) 703-2265
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on January 20, 2005 (the "Initial Filing"), on January 19, 2005, the board of directors of Interchange Financial Services Corporation (the "Company") declared, among other things, a 3-for-2 stock split (the "Stock Split"). The Stock Split also increased the number of authorized shares of common stock of the Company. This Amendment No. 1 amends the Initial Filing to include the information required by
Item 5.03 of Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2005, the Company's board of directors approved the following amendment to the Company's Restated Articles of Incorporation, as amended to date (the "Articles of Incorporation"), to be effective as of 12:01 a.m. on February 18, 2005 to increase the number of authorized shares of the Corporation from 22,500,000 to 33,750,000. A certificate of amendment to the certificate of incorporation of the Company was filed with the Secretary of State of the State of New Jersey on May 18, 2005. A copy of the Company's restated Articles of Incorporation, as amended, is attached hereto as Exhibit 3.1.

To increase the number of authorized shares of the Corporation from 22,500,000 to 33,750,000, Article V of the Corporation's Certificate of Incorporation is amended to delete the first paragraph thereof and replace it with a paragraph reading as follows:

                                   "ARTICLE V
                                  CAPITAL STOCK

          The Corporation is authorized to issue 33,750,000 shares of common stock, all of which are without nominal or par value, as the Board of Directors may determine. The Corporation is also authorized to issue 1,000,000 shares of preferred stock, all of which are without nominal or par value, as the Board of Directors may determine."

Item 7.01.   Regulation FD Disclosure.

On January 19, 2005, Interchange Financial Services Corporation issued a press release declaring a 3-for-2 stock split and a quarterly cash dividend. A copy of that release is furnished as Exhibit 99.1 to this Report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.   Exhibits

         (c) Exhibits.

             3.1      Restated Articles of Incorporation, as amended
             99.1     Press Release dated January 19, 2005 of the Registrant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005              Interchange Financial Services Corporation


                                 By: /s/ Charles T. Field
                                     --------------------------------
                                 Name: Charles T. Field
                                 Title: SVP & Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION

3.1                  Restated Articles of Incorporation, as amended

99.1                 Press Release dated January 19, 2005, of the Registrant.